Exhibit 10.1.1

Execution Version

FIRST AMENDMENT

TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 3, 2011 (this “Amendment”), among ATKORE INTERNATIONAL, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers (together with the Parent Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), the several banks and other financial institutions from time to time parties hereto (the “Lenders”), UBS AG, STAMFORD BRANCH, as an issuing lender, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties, DEUTSCHE BANK AG NEW YORK BRANCH, as co-collateral agent, and UBS LOAN FINANCE LLC, as swingline lender.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of December 22, 2010 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrowers as provided therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement;

WHEREAS, the Borrowers, the Lenders and the Administrative Agent desire to modify the Credit Agreement in certain respects, in accordance with the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrowers by the Lenders, it hereby is agreed as follows:

ARTICLE I

AMENDMENTS

Section 1.1 Amendment to Section 10.14. Section 10.14 of the Credit Agreement is hereby amended as of the Effective Date by

(a)	replacing the word “and” with a comma before the word “seventh” and

(b)	inserting the phrase “to pay other Obligations then due and owing and eighth”, after the word “seventh” in such Section.

Section 1.2 Amendment to Section 11.1(a)(i). Section 11.1(a)(i) of the Credit Agreement is hereby amended as of the Effective Date by inserting the phrase “or extend the scheduled date of any payment thereof” to the end of clause (B) of such Section.

ARTICLE II

CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall become effective (the “Effective Date”) when the following condition precedent has been satisfied: the Parent Borrower, the Lenders and the Administrative Agent have each delivered a duly executed counterpart of this Amendment to the Administrative Agent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Borrower represents and warrants that:

(a)	Corporate Power; Authorization; Enforceable Obligations. The Parent Borrower has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of the Parent Borrower in connection with the execution, delivery, performance, validity or enforceability of this Amendment. This Amendment has been duly executed and delivered by the Parent Borrower. This Amendment constitutes a legal, valid and binding obligation of the Parent Borrower, enforceable against the Parent Borrower in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)	No Legal Bar. The execution, delivery and performance of this Amendment by the Parent Borrower (a) will not violate any Requirement of Law or Contractual Obligation of the Parent Borrower in any respect that would reasonably be expected to have a Material Adverse Effect and (b) will not result in, or require the creation or imposition of any Lien (other than Liens securing the Obligations) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment, each reference to the Credit Agreement in the Loan Documents shall mean

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and be a reference to the Credit Agreement as amended by this Amendment. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 4.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Section 11.6 of the Credit Agreement.

Section 4.3 Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment.

Section 4.4 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.5 Counterparts. This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the Parent Borrower and the Administrative Agent.

Section 4.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS.

(a) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) SUBMISSION TO JURISDICTION; WAIVERS. Each party hereto hereby irrevocably and unconditionally:

(i)	submits for itself and its property in any legal action or proceeding relating to this Amendment and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; provided that nothing in this Amendment shall be deemed or operate to preclude any Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of the Administrative Agent or the Collateral Agent.

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(ii)	consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(iii)	agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable Borrower, the applicable Lender or the Administrative Agent, as the case may be, at the address specified in Subsection 11.2 of the Credit Agreement or at such other address of which the Administrative Agent, any such Lender and any such Borrower shall have been notified pursuant thereto;

(iv)	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v)	waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in Subsection 11.13(a) of the Credit Agreement any consequential or punitive damages.

Section 4.7 Waiver Of Jury Trial. EACH OF THE BORROWERS, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT.

Section 4.8 Costs and Expenses. Parent Borrower agrees to reimburse the Administrative Agent for its reasonable, documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ATKORE INTERNATIONAL, INC., as Parent Borrower

By:	/s/ Karl J. Schmidt
	Name:	Karl J. Schmidt
	Title:	CFO

[Signature Page to First Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH, as the Administrative Agent, Collateral Agent, and Issuing Lender

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

[Signature Page to First Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Co-Collateral Agent and Lender

By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

[Signature Page to First Amendment to Credit Agreement]

UBS Loan Finance LLC, as Lender and Swingline Lender

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

[Signature Page to First Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Ari Bruger
	Name:	Ari Bruger
	Title:	Vice President

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

[Signature Page to First Amendment to Credit Agreement]